                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 8, 1998


                          MERIDIAN NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


      Delaware                      0-14203                34-1470518
      --------                      -------                ----------
   (State or Other               (Commission File       (IRS Employer
    Jurisdiction of                  Number)          Identification No.)
    Incorporation)


    805 Chicago Street, Toledo, Ohio                       43611
(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (419) 729-3918
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Item 4.  Changes in Registrant's Independent Accountant

      On July 8, 1998, Meridian National Corporation (the "Registrant") appointed the accounting firm of Rehmann Robson, P.C. as independent accountants for fiscal 1998 to replace Ernst & Young LLP effective with such appointment. The Registrant's Board of Directors approved the selection of Rehmann Robson, P.C. as new independent accountants. Management has not consulted with Rehmann Robson, P.C. on any accounting, auditing or reporting matter prior to appointment.

      In a Form 8-K filed with the Securities and Exchange Commission on May 15, 1998, the Registrant provided the disclosures related to the resignation of Ernst & Young as required by Item 304(a) of Regulation S-K.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MERIDIAN NATIONAL CORPORATION



Dated:  June 16, 1999                            By:  /s/ James L. Rosino
                                                     ------------------------
                                                     James L. Rosino
                                                     Vice President, Finance




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